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ORGANIZED UNDER THE LAWS                              OF THE STATE OF DELAWARE
   __________________                                     _______________
    Certificate No.                                        No. of Shares
           1
   __________________                                     _______________


            GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.
                    COMMON STOCK, $.01 PAR VALUE
                SEE REVERSE FOR CERTAIN DEFINITIONS


          THIS CERTIFIES THAT

is the record owner of ________________________ fully paid and non-assessable shares of Common Stock, Par Value $.01 Per Share, of Global One Distribution & Merchandising Inc. (the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed.

          IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunder affixed this __ day of _________________.

______________________________________         ________________________________
Christopher B. Lucas, SECRETARY                     Joseph C. Angard, PRESIDENT

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                  GLOBAL ONE DISTRIBUTION & MERCHANDISING INC.


The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable law or regulations:
      TEN COM   - as tenants in common      UNIF GIFT MIN ACT _______ Custodian
______
      TEN ENT   - as tenants by the entireties                (Cust)
(Minor)
      JT TEN    - as joint tenants with right           under Uniform Gifts to
                  of survivorship and not as            Minors Act
                  tenants in common                     _____________ (State)

     Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED _____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

____________________________

____________________________ _________________________________________________

   PLEASE INSERT SOCIAL SECURITY NO. OR
   OTHER IDENTIFYING NUMBER OF ASSIGNEE
______________________________________________________________________________

_________________________________ SHARES REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ATTORNEY TO TRANSFER THE
SAID SHARES ON THE SHARE REGISTER OF THE WITHIN CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED:_________________ 19____

                        ______________________________________________________

                        ______________________________________________________
                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


_______________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.